UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2021

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On February 17, 2021 (the “Effective Date”), RespireRx Pharmaceuticals Inc. (the “Company”) and FirstFire Global Opportunities Fund LLC (the “Lender”) entered into a Securities Purchase Agreement (the “SPA”) by which the Lender provided a sum of $100,000 (the “Consideration”) to the Company, in return for a convertible promissory note (the “Note”) with a face amount of $112,000 (which difference in value as compared to the Consideration is due to an original issue discount of $12,000) and 2,000,000 commitment shares (the “Commitment Shares”) of the Company’s common stock, par value $0.001 (“Common Stock”). In addition, and to induce the Lender to enter into the SPA, the Company and the Lender entered into a Piggy-Back Registration Rights Agreement (the “Registration Rights Agreement”) under which the Company has agreed to provide certain piggy-back registration rights under the Securities Act of 1933, as amended (the “1933 Act”) with respect to the Common Stock issuable pursuant to the SPA. The net proceeds of the Consideration, which were received by the Company on February 19, 2021 (the “Closing Date”), equal $97,500 after payment of $2,500 in Lender’s legal fees, and will be used for general corporate purposes.

Pursuant to the terms of the SPA and the Note, the Lender paid the Consideration to the Company on the Closing Date. The Note obligates the Company to pay interest at a rate of 10% per annum on any unpaid principal beginning on the Closing Date. The maturity date of the note is November 17, 2021, at which time a final payment equal to the principal amount plus any accrued and unpaid interest and other fees will become due. In the event of a default by the Company, the default interest rate will be the lesser of 24% or the maximum amount permitted by law. Additionally, if during the term of the Note the Company fails to meet its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company will be subject to a $3,000 penalty for each day that such failure persists, and if not timely paid, 2% interest per month on such amount.

The Company is required under the SPA to file a Form 1-A under Regulation A of the 1933 Act within sixty days of the Effective Date (the “Reg A Offering”) listing the Lender as a selling stockholder with respect to the shares of Common Stock underlying any of the outstanding notes and securities between the Lender and the Company, including, but not limited to, the Note and the Commitment Shares (collectively, the “Lender Securities”). If the Lender Securities are not included for sale in the Reg A Offering, then the Registration Rights Agreement will require such shares to be registered for sale in one of the next three registration statements filed by Company, subject to the permissibility of such inclusion under the 1933 Act and the Exchange Act, and the rules and regulations promulgated thereunder.

The Lender has the right, at any time after 180 days from the Effective Date, to convert any outstanding and unpaid amount of the Note into shares of Common Stock or securities convertible into Common Stock, provided that such conversion would not result in the Lender beneficially owning more than 4.99% of the Company’s then outstanding shares of Common Stock. Subject to certain limitations and adjustments as described in the Note, the Lender may convert at a per share conversion price equal to $0.02 (the “Fixed Conversion Price”), provided that upon any Event of Default (as defined in the Note), the per share conversion price will equal $0.01. Additionally, in the event the Company has a DTC “Chill” on its shares, an additional discount of 10% will apply to the conversion price while the “Chill” is in effect. Upon a conversion, all rights with respect to the portion of the Note being so converted terminate, except for the right to receive the Company’s Common Stock or other securities, cash or other assets as provided in the Note due upon such conversion.

The Company may, with prior written notice to the Lender, prepay the outstanding principal amount under the Note at any time after the Effective Date by making a payment to the Lender of an amount in cash equal to 115% of the outstanding principal, interest, default interest and other amounts owed.

The SPA provides the lender with certain participation rights in any subsequent offering of debt or equity. Under the SPA, the Company may not enter into an offering of its securities with terms that would benefit an investor more than the Lender is benefited under the SPA and the agreements ancillary thereto, unless the Company offers the Lender those same terms.

The Commitment Shares to be issued and sold to the Lender pursuant to the SPA, the Note and the shares of the Company’s Common Stock issuable upon conversion thereof are offered and sold to the Lender in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws, which include Section 4(a)(2) of the 1933 Act, and Rule 506(b) promulgated by the SEC under the 1933 Act. Pursuant to these exemptions, the Lender represented to the Company under the SPA, among other representations, that it was an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the 1933 Act.

The descriptions of the SPA, the Registration Rights Agreement, the Note and the additional associated documents do not purport to be complete. The descriptions of the SPA, the Registration Rights Agreement, and the Note are qualified in their entirety by reference to the SPA, the Registration Rights Agreement, and the Note, which are included as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Securities Purchase Agreement, dated February 17, 2021, between RespireRx Pharmaceuticals Inc. and FirstFire Global Opportunities Fund, LLC.
99.2	Piggy-Back Registration Rights Agreement, dated February 17, 2021, between RespireRx Pharmaceuticals Inc. and FirstFire Global Opportunities Fund, LLC.
99.3	Convertible Promissory Note, dated February 17, 2021.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2021	RESPIRERX PHARMACEUTICALS INC.
(Registrant)

	By:	/s/ Jeff E. Margolis
Jeff E. Margolis SVP, CFO, Secretary and Treasurer